UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024
____________________
LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
____________________

Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

954 Villa Street, Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600
101 North Brand Boulevard, 11th Floor
Glendale, California 91203
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 7, 2024, LegalZoom.com, Inc. (“LegalZoom”) issued a press release announcing its results of operations for the three months ended March 31, 2024. A copy of that press release is furnished as Exhibit 99.1 to this report.
The information furnished pursuant to Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless LegalZoom specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2024, Christine Wang, a current Class I director of LegalZoom’s Board of Directors (the “Board”), resigned as a member of the Board, effective the same day. Ms. Wang had also served as a member of the Audit Committee and as Chair of the Compensation Committee. The decision of Ms. Wang to resign from the Board was not due to a disagreement with LegalZoom on any matter relating to LegalZoom’s operations, policies or practices.

Effective May 1, 2024, the size of the Board was reduced from seven (7) to six (6) directors to eliminate the vacancy created by Ms. Wang’s resignation. In connection with Ms. Wang’s resignation, effective as of May 1, 2024, the Board appointed Elizabeth Hamren as a member of the Audit Committee. The Board has determined that Ms. Hamren meets the heightened independence standards for audit committee members under the applicable listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and the Exchange Act, and that she satisfies the financial literacy and other requirements for audit committee members under applicable Nasdaq rules. Also effective as of May 1, 2024, the Board appointed Sivan Whiteley to serve as Chair of the Compensation Committee.
Item 7.01 Regulation FD Disclosure.
Also on May 7, 2024, LegalZoom updated its investor presentation and supplemental financial report, which contain financial results and related information regarding LegalZoom. The investor presentation and supplemental financial report are available on the LegalZoom Investor Relations website at https://investors.legalzoom.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Earnings Press Release of LegalZoom.com, Inc. dated May 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: May 7, 2024	By:	/s/ Noel Watson
Noel Watson
Chief Financial Officer
(Principal Financial and Accounting Officer)
3